UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2023

Vislink Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35988	20-5856795
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Clark Drive, Suite 125

Mt. Olive, NJ 07828

(Address of principal executive offices)

Registrant’s telephone number, including area code: 908-852-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	VISL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in the Proxy Statement for the 2023 Annual Meeting of Stockholders (the “Meeting”) of Vislink Technologies, Inc. (the “Company”), General James T. Conway did not stand for reelection as a director at the Meeting when his term expired. The decision not to stand for reelection was not attributable to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Accordingly, by resolution of the Board of Directors (the “Board”) of the Company, the size of the Board has been decreased to five members as of August 23, 2023. No new committee assignments have been made at this time. The Company intends to decide and report on new committee assignments and to be in compliance with all regulatory and Nasdaq requirements relating to the composition of the Board and its Committees on a timely basis.

Item 5.07. Submission of Matters to a Vote of Security Holders

On August 23, 2023, the Company held the Meeting. The total number of shares entitled to vote at the Meeting was 2,377,362 and there were present, in person or by proxy, 1,176,538 shares, which constituted a quorum for the Meeting. The matters voted upon and the results of the vote were as follows:

Proposal 1: Election of Directors

The following directors were elected to a one-year term of office expiring at the 2024 Annual Meeting of Stockholders:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Susan Swenson	230,329	137,913	2,032	806,264
Carleton M. Miller	347,582	17,539	5,153	806,264
Jude T. Panetta	325,195	39,626	5,453	806,264
Ralph Faison	255,595	112,428	2,251	806,264
Brian Krolicki	354,203	13,931	2,140	806,264

Proposal 2: Approving the 2023 Omnibus Equity Incentive Plan

A proposal to approve the 2023 Omnibus Equity Incentive Plan was adopted with the results of the voting for this proposal as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
328,264	39,231	2,779	806,264

Proposal 3: Ratification of Appointment of Marcum LLP as Independent Registered Public Accounting Firm

A proposal to ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2023 was adopted with the results of the voting for this proposal as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,155,174	117,596	3,768	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISLINK TECHNOLOGIES, INC.

Date: August 25, 2023	By:	/s/ Carleton M. Miller
	Name:	Carleton M. Miller
	Title:	Chief Executive Officer